DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

Dear Shareholder:

  We are pleased to report the performance for the Dreyfus Premier Limited Term New York Municipal Fund for its annual reporting period ended June 30, 1998, as shown in the following table:

                                          Approximate

                                         Total Return*               Income Dividends**             Distribution Rate***

                                         ___________               _____________________             _________________
Class A                                      6.32%                         $0.561                           4.18%

Class B                                      5.79%                         $0.496                           3.81%

Class C                                      5.78%                         $0.496                           3.81%

Class R                                      6.59%                         $0.593                           4.57%

  The Fund' s Board of Trustees has approved an Agreement and Plan of Reorganization (the "Plan") providing for the transfer of assets and liabilities of the Fund to Dreyfus Premier Limited Term Municipal Fund (the "Municipal Fund") in a tax-free exchange for shares of the Municipal Fund, the distribution of such shares to Fund shareholders, and the subsequent termination of the Fund (the "Reorganization" ). Fund shareholders will be asked to consider approving the Plan at a special meeting of shareholders to be held on or about September 15, 1998. If the Plan is approved, the Reorganization will become effective
shortly    thereafter.

THE ECONOMY

In recent testimony to Congress, Federal Reserve Board Chairman Alan Greenspan proclaimed the economy to be " as impressive as any I have witnessed." Indeed, the performance of the economy has been tremendous, with solid, noninflationary economic growth and a robust rate of new job creation. Accordingly, the unemployment rate hovers near its 28-year low. Not surprisingly, consumers brim with confidence: new home sales were recently at record levels, and retail sales have surged since January. The enthusiastic spending of consumers has, so far, offset the adverse effects of the economic problems in Asia. In fact, the financial crisis in the Far East has proved a boon to consumers, since lower import prices have further subdued domestic price pressures and helped keep interest rates low. Remarkably, despite the strengthening economy since the beginning of this year, inflation has waned further. With inflation under control and the economy just beginning to experience a reduction in foreign demand, the Federal Reserve has been reluctant to raise interest rates for fear of further roiling Asian financial markets. The last increase in short-term rates came in March 1997 when the Federal Reserve Board Open Market Committee (the policy-making arm of the Fed) hiked the target rate for Federal Funds by one quarter of a percent to 5.5%.

  Even with the booming job market, wage gains have had little inflationary effect, since business spending in productivity-enhancing capital equipment has been strong throughout the economic expansion. The one soft spot in the job market has been in manufacturing: industrial production has slowed--a clear sign that Asian economic woes are being felt here--and inventories of domestic manufacturers have risen due to the reduction in foreign demand. It is widely expected that the growing trade deficit will retard economic growth and possibly serve as a drag over the foreseeable future. This reduction in foreign demand could further moderate the rate of domestic production and consequently ease the demand for labor, thus lessening inflationary pressure resulting from wage increases. Cheaper imports have also weakened the pricing environment for U.S. manufacturers and, in consequence, acted as an additional curb to inflation. All this has been part of what Chairman Greenspan called our economy's "virtuous cycle" where even so-called crises have proven economically beneficial. As a further example, the economic upheavals in Asia and Russia have caused nervous foreign investors to seek refuge in the U.S. bond market, causing a demand surge that has helped maintain our low interest rate environment. Yet we, along with Chairman Greenspan, are skeptical that our economy has somehow moved "beyond history," and we share his vigilance regarding signs of inflationary imbalances

MARKET ENVIRONMENT/PORTFOLIO ACTIVITY

  By the end of the reporting period, bond prices had continued to climb, pushing yields to their lowest levels in recent memory. The turmoil surrounding the financial crisis in the Asian markets and the benign inflationary pressures in the domestic economy were the catalysts for the increased demand for fixed-income securities.

Municipal bond prices continued to lag the advances in the taxable bond market during the reporting period. The total return on the 10-year Treasury was approximately 13.17% compared to just 8.48% for the Lehman Brothers 10-year Municipal Bond Index. Heavy new issue volume has hampered the investment performance of municipal bonds since supply is over 50% greater than last year as of June 30, 1998. Total new issue volume was $146 billion for the first two quarters of 1998 compared to $97 billion for the first two quarters of 1997. The estimates for annual volume for 1998 have been revised higher to near $290 billion compared to approximately $218 billion during 1997. Consequently, the relative yield ratios between AAA-rated municipal bonds and Treasury securities ended the reporting period near recent highs. This is most dramatically apparent in the 20- to 30-year maturity range where relative yield ratios ended the reporting period near 90% . The weighted average maturity of the Fund was opportunistically extended throughout the reporting period as heavy new issue supply kept rates in a narrow range. The weighted average maturity began the reporting period at 7.82 years and ended at 8.75 years.

The State's continued economic expansion, coupled with improved monitoring and budget management policies, has produced three consecutive years of record financial performance. In fiscal-year 1998, the State recorded a $2.0 billion budgetary surplus. These results have allowed the State to reduce its large general fund balance deficits by nearly two-thirds, putting the GAAP (Generally Accepted Accounting Principles) deficit just under $1 billion in 1997. Additionally, the legislature passed the 1999 budget in record time, providing for a $902 million surplus which will likely grow over the course of the year

  Yet there are risks to this financial turnaround. The State still has a structural imbalance between revenues and expenditures which could quickly eliminate surpluses if an economic slowdown occurred. Furthermore, the economic expansion is not broad-based. While the financial services sector is experiencing phenomenal growth, the overall economy has grown below the national average. If Wall Street can resume its bull market, we believe that the State should continue to experience good financial results. However, it is not likely that the State' s credit rating will be upgraded. Currently, the State holds a mid-A rating by both Standard & Poor's and Moody's. Both rating agencies cite the narrow economic expansion and large debt levels as the primary impediments to an improved credit rating.

  Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.

               Very truly yours,





              [Kristin Lindquist, logo signature]

               Portfolio Manager

July 15, 1998

New York, N.Y.

*Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.

**Income dividends per share were exempt from Federal and State of New York and New York City personal income taxes. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares, or the net asset value per share in the case of Class B, Class C and Class R shares, adjusted for capital gain distributions.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND            JUNE 30, 1998
-----------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER LIMITED
 TERM NEW YORK MUNICIPAL FUND CLASS A SHARES WITH THE LEHMAN BROTHERS 10-YEAR
   MUNICIPAL BOND INDEX AND THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX

                                    Dollars

$22,079

Lehman Brothers  10-Year Municipal Bond Index*

$20,169

Lehman Brothers  7-Year Municipal Bond Index*

$18,228

Dreyfus Premier Limited Term New York  Municipal Fund (Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
-----------------------------------------------------------------------------

                         Class A Shares                                                       Class B Shares

_____________________________________________________________________ _________________________________________________________

                                                                                                            % Return Reflecting

                                               % Return                                                    Applicable Contingent

                                              Reflecting                                      % Return        Deferred Sales

                        % Return Without    Maximum Initial                                  Assuming No        Charge Upon

Period Ended 6/30/98      Sales Charge    Sales Charge (3.0%)     Period Ended 6/30/98        Redemption         Redemption*

___________________       ____________     ________________       ______________________    ______________      _________________
1 Year                     6.32%             3.17%                1 Year                         5.79%               2.79%

5 Year                     4.86              4.22                 From Inception (12/28/94)      6.19                5.70

10 Year                    6.52              6.19

                       Class C Shares                                                    Class R Shares

_______________________________________________________           _________________________________________________________

                                          % Return Reflecting

                                         Applicable Contingent

                             % Return       Deferred Sales

                             Assuming         Charge Upon

Period Ended 6/30/98       No Redemption      Redemption**         Period Ended 6/30/98

______________________     ______________  __________________     ________________

1 Year                         5.78%             5.04%            1 Year                     6.59%

From Inception (12/28/94)      6.23              6.23             5 Year                      5.09

                                                                  From Inception (2/1/93)     5.59
------------------------

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in the Fund's Class A shares on 6/30/88 to a $10,000 investment made on that date in the Lehman Brothers 10-Year Municipal Bond Index (the "Lehman 10-Year Index"), as well as to an investment in the Lehman Brothers 7-Year Municipal Bond Index (the "Lehman 7-Year Index" ) which are described below. The Lehman 7-Year Index began in January of 1990. This investment assumes a beginning value of $11,044 which is equal to the value of the $10,000 investment in the Fund at the starting point of this Index, without taking into account the Fund's maximum initial sales charge on Class A shares. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in New York investment-grade municipal bonds with intermediate maturities and expects to maintain an average maturity of less than 10 years. The Fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman 10-Year Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 10-year tax exempt bond market, consisting of municipal bonds with maturities of 9-12 Years. The Lehman 7-Year Index consists of bonds with similar characteristics with maturities of 6-8 years. The Indices do not take into account charges, fees and other expenses and are not limited to investments principally in New York municipal obligations.These factors can contribute to the Indices potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*The maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after five years.

**The maximum contingent deferred sales charge for Class C shares is .75% for shares redeemed within one year of the date of purchase.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                    Principal

Long-Term Municipal Investments--97.1%                                                               Amount            Value
-------------------------------------------------------                                           ____________      ____________

NEW YORK--92.4%
Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                       $   150,000       $   160,987

Erie County Water Authority, Water Revenue, Refunding:
   6.65%, 12/1/1999 (Insured; AMBAC)                                                                  250,000           260,207
   7%, 12/1/2000 (Insured; AMBAC)                                                                     200,000           214,356

Greece Central School District 6%, 6/15/2010                                                          225,000           254,495

Town of Hempstead 6.30%, 1/1/2002 (Insured; AMBAC)                                                    150,000           160,489

Metropolitan Transportation Authority:
   Commuter Facilities Revenue (Grand Central Terminal)
       5.70%, 7/1/2024 (Insured; FSA)                                                                 200,000           209,476
   Transportation Facilities Revenue 6.30%, 7/1/2007 (Insured; MBIA)                                  250,000           282,910

Monroe County, Public Improvement 7%, 6/1/2003 (Insured; FGIC)                                        200,000           224,884

Municipal Assistance Corporation for New York City:
   7.10%, 7/1/2000 (Prerefunded 7/1/1999 (a)                                                          100,000           105,321
   6%, 7/1/2005 (Insured; AMBAC)                                                                      100,000           109,901

Nassau County:
   7%, 7/1/2002 (Insured; AMBAC, Prerefunded 7/1/2000) (a)                                            100,000           106,952
   6.30%, 11/1/2003 (Insured; FGIC)                                                                   200,000           219,928

New York City:
   5.75%, 8/1/2012                                                                                    100,000           106,396
   Refunding 7%, 8/1/2006                                                                             300,000           347,598

New York City Municipal Water Finance Authority,
   Water and Sewer Systems Revenue 5.50%, 6/15/2027 (Insured; MBIA)                                   250,000           258,615

New York State, Refunding 6.25%, 8/15/2004                                                            200,000           220,736

New York State Dormitory Authority, Revenue:
   (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                      200,000           220,168
   (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                             130,000           141,593
   Refunding:
       (Mental Health Services Facilities) 6%, 8/15/2005                                              260,000           283,119
       (Vassar College) 6%, 7/1/2005                                                                  250,000           276,818
   (Rochester Institute of Technology) 5.50%, 7/1/2006 (Insured; MBIA)                                200,000           215,054

New York State Local Government Assistance Corporation 6.375%, 4/1/2000                               200,000           208,172

New York State Mortgage Agency, Homeowner Mortgage Revenue
   7.50%, 10/1/1998                                                                                    45,000            45,261

New York State Power Authority, General Purpose Revenue
   7%, 1/1/2018 (Prerefunded 1/1/2010) (a)                                                            300,000           365,712

New York State Urban Development Corporation, Revenue:
   (Higher Education Technology Grants) 5.75%, 4/1/2015 (Insured; MBIA)                               500,000           530,460
   Refunding (Corporation Purpose) 5.50%, 7/1/2005                                                    200,000           214,192

Orange County:
   5.10%, 11/15/2002                                                                                  130,000           135,337
   Refunding 5.50%, 11/15/2007                                                                        250,000           270,825

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF INVESTMENTS                                        JUNE 30, 1998

                                                                                                   Principal

Long-Term Municipal Investments (continued)                                                         Amount             Value
-------------------------------------------------------                                           ____________      ____________

NEW YORK (CONTINUED)

Oyster Bay 7.125%, 4/15/2000 (Insured; FGIC)                                                      $   180,000       $   190,193

Port Washington Union Free School District 6%, 8/1/2001                                               125,000           132,055

Putman County, Public Improvement, Refunding 5.25%, 4/15/2011                                         150,000           158,817

Suffolk County, Public Improvement
   7%, 4/1/2002 (Insured; MBIA, Prerefunded 4/1/2001) (a)                                             150,000           160,821

Tompkins County 5.25%, 9/15/2003                                                                      250,000           262,805

Triborough Bridge and Tunnel Authority, General Purpose Revenue, Refunding:
   5.75%, 1/1/2005                                                                                    250,000           270,153
   5.90%, 1/1/2007                                                                                    100,000           110,358

Westchester County 6.625%, 11/1/2004                                                                  250,000           283,923

Western Nassau County Water Authority, Water Systems Revenue
   5.50%, 5/1/2004 (Insured; AMBAC)                                                                   250,000           266,453

U. S. RELATED--4.7%

Puerto Rico Commonwealth, Refunding 6.25%, 7/1/2011 (Insured; MBIA)                                   200,000           231,918

Puerto Rico Commonwealth Highway and Transporation Authority,
   Highway Revenue 6.25%, 7/1/2009 (Insured; MBIA)                                                    150,000           173,078

                                                                                                                    ___________

TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $8,034,770)                                                              $8,390,536

                                                                                                                    ===========



SHORT-TERM MUNICIPAL INVESTMENTS--1.2%
-------------------------------------------------------

New York;

New York City Municipal Water Finance Authority,

   Water and Sewer Systems Revenue, VRDN 4% (b) (cost $100,000)                                   $   100,000       $  100,000

                                                                                                                    ===========

TOTAL INVESTMENTS (cost $8,134,770)                                                                     98.3%        $8,490,536

                                                                                                      ======        ===========

CASH AND RECEIVABLES (NET)                                                                               1.7%        $  147,773

                                                                                                      ======        ===========

NET ASSETS                                                                                             100.0%        $8,638,309

                                                                                                      ======        ===========

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC       American Municipal Bond Assurance Corporation           MBIA        Municipal Bond Investors Assurance

FGIC        Financial Guaranty Insurance Company                                  Insurance Corporation

FSA         Financial Security Assurance                            VRDN        Variable Rate Demand Notes




Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------

Fitch (c)            or            Moody's             or            Standard & Poor's              Percentage of Value

______                             _______                           ________________                _________________

AAA                                Aaa                               AAA                                 65.5%

AA                                 Aa                                AA                                   18.2

A                                  A                                 A                                    13.1

BBB                                Baa                               BBB                                   3.2

                                                                                                        _______

                                                                                                         100.0%

                                                                                                        =======




Notes to Statement of Investments:
-----------------------------------------------------------------------------

(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

(b) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

(c) Fitch currently provides creditworthiness information for a limited number of investments.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                             JUNE 30, 1998

                                                                                                           Cost         Value

                                                                                                        ___________  ___________
ASSETS:                          Investments in securities--See Statement of Investments                 $8,134,770   $8,490,536

                                 Cash                                                                                     2,342

                                 Interest receivable                                                                    151,675

                                 Other assets                                                                             5,609

                                                                                                                     ___________

                                                                                                                      8,650,162

                                                                                                                     ___________


LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            4,030

                                 Due to Distributor                                                                         384

                                 Other liabilities                                                                        7,439

                                                                                                                     ___________

                                                                                                                         11,853

                                                                                                                     ___________


NET ASSETS                                                                                                            $8,638,309

                                                                                                                     ===========



REPRESENTED BY:                  Paid-in capital                                                                      $8,239,586

                                 Accumulated net realized gain (loss) on investments                                     42,957

                                 Accumulated net unrealized appreciation (depreciation)
                                   on investments--Note 3                                                               355,766

                                                                                                                     ___________

NET ASSETS                                                                                                            $8,638,309

                                                                                                                     ===========

                           NET ASSET VALUE PER SHARE
                              --------------------

                                                            Class A             Class B            Class C           Class R

                                                          ___________         ____________      ____________      ____________

Net Assets                                                 $1,965,797         $   262,298         $   214,124        $6,196,090

Shares Outstanding                                            151,377              20,176              16,444           477,183

NET ASSET VALUE PER SHARE                                      $12.99              $13.00              $13.02            $12.98

                                                              =======              =======             =======          =======








                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF OPERATIONS                              YEAR ENDED JUNE 30, 1998

INVESTMENT INCOME
INCOME                           Interest Income                                                                     $460,545

EXPENSES:                        Management fee--Note 2(a)                                    $  45,163

                                 Distribution and service fees--Note 2(b)                         7,903

                                 Merger expense--Note 5                                           1,829

                                 Loan commitment fees--Note 4                                        99

                                                                                              __________

                                    Total Expenses                                                                     54,994

                                                                                                                     _________

INVESTMENT INCOME--NET                                                                                                405,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                                 Net realized gain (loss) on investments                     $   43,205

                                 Net realized appreciation (depreciation)
                                    on investments                                              108,872

                                                                                              __________

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                                                152,077

                                                                                                                    _________

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                 $557,628

                                                                                                                    =========


















                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Year Ended            Year Ended

                                                                                             June 30, 1998        June 30, 1997

                                                                                              _____________        _____________

OPERATIONS:
   Investment income--net                                                                      $   405,551          $   332,110

   Net realized gain (loss) on investments                                                          43,205                9,828

   Net unrealized appreciation (depreciation) on investments                                       108,872               78,389

                                                                                                ___________          ___________

          Net Increase (Decrease) in Net Assets Resulting from Operations                          557,628              420,327

                                                                                                ___________          ___________

DIVIDENDS TO SHAREHOLDERS FROM:

  Investment income--net:

       Class A shares                                                                              (88,125)             (95,673)

       Class B shares                                                                               (9,479)              (5,389)

       Class C shares                                                                               (4,725)              (2,540)

       Class R shares                                                                             (303,222)            (228,486)

   Net realized gain on investments:

       Class A shares                                                                               (2,220)              (9,531)

       Class B shares                                                                                 (287)                (585)

       Class C shares                                                                                 (103)                (238)

       Class R shares                                                                               (7,386)             (20,591)

                                                                                                ___________          ___________

          Total Dividends                                                                         (415,547)            (363,033)

                                                                                                ___________          ___________

BENEFICIAL INTEREST TRANSACTIONS:

  Net proceeds from shares sold:

       Class A shares                                                                              141,318               90,003

       Class B shares                                                                              180,131               20,500

       Class C shares                                                                              157,000               29,735

       Class R shares                                                                            2,508,328            2,109,511

   Dividends reinvested:

       Class A shares                                                                               68,179               78,384

       Class B shares                                                                                5,647                5,974

       Class C shares                                                                                4,525                2,770

       Class R shares                                                                               76,203               28,536

   Cost of shares redeemed:

       Class A shares                                                                             (321,074)            (251,709)

       Class B shares                                                                              (43,301)             (30,000)

       Class C shares                                                                              (32,838)                (585)

       Class R shares                                                                           (1,864,512)            (861,594)

                                                                                               ___________          ___________

          Increase (Decrease) in Net Assets from Beneficial Interest Transactions                  879,606            1,221,525

                                                                                               ___________          ___________

             Total Increase (Decrease) in Net Assets                                             1,021,687            1,278,819

NET ASSETS:

   Beginning of Period                                                                           7,616,622            6,337,803

                                                                                               ___________          ___________

   End of Period                                                                                $8,638,309           $7,616,622

                                                                                               ===========          ===========



                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                             Shares

                                                                                            _____________________________________

                                                                                              Year Ended            Year Ended

                                                                                             June 30, 1998        June 30, 1997

                                                                                              _____________        _____________


CAPITAL SHARE TRANSACTIONS:

  Class A

  ________

   Shares sold                                                                                      10,906              7,056

   Shares issued for dividends reinvested                                                            5,258              6,158

   Shares redeemed                                                                                 (24,851)           (19,696)

                                                                                                ___________        ___________

                                 Net Increase (Decrease) in Shares Outstanding                      (8,687)            (6,482)

                                                                                                ===========        ===========



  Class B

  ________

   Shares sold                                                                                      13,891              1,608

   Shares issued for dividends reinvested                                                              435                469

   Shares redeemed                                                                                  (3,348)            (2,366)

                                                                                                ___________        ___________

                                 Net Increase (Decrease) in Shares Outstanding                      10,978              (289)

                                                                                                ===========        ===========

  Class C

  ________

   Shares sold                                                                                      12,034              2,322

   Shares issued for dividends reinvested                                                              348                217

   Shares redeemed                                                                                  (2,508)               (46)

                                                                                                ___________        ___________

                                 Net Increase (Decrease) in Shares Outstanding                       9,874              2,493

                                                                                                ===========        ===========

   Class R

   ________

   Shares sold                                                                                     194,002            165,819

   Shares issued for dividends reinvested                                                            5,874              2,244

   Shares redeemed                                                                                (143,588)           (68,185)

                                                                                                ___________        ___________

                                 Net Increase (Decrease) in Shares Outstanding                      56,288             99,878

                                                                                                ===========        ===========










                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class A Shares
                                                     ____________________________________________________________________________

                                                                                                 Period Ended     Year Ended

                                                               Year Ended June 30,                 June 30,      November 30,

                                                  ______________________________________________

PER SHARE DATA:                                    1998      1997     1996    1995(1,3)            1994(1,2,3)      1993(1)

                                                  _______    _______    _______    _______         _______          _______
   Net asset value, beginning of period            $12.77     $12.65     $12.71     $12.59          $13.04           $12.70

                                                  _______    _______    _______    _______         _______          _______
   Investment Operations:

  Investment income--net                             .56        .59        .59        .60             .35(4)           .66(4)

   Net realized and unrealized gain (loss)
       on investments                                .23        .18       (.06)       .17            (.45)             .46

                                                  _______    _______    _______    _______         _______          _______

   TOTAL FROM INVESTMENT OPERATIONS                  .79        .77        .53        .77            (.10)            1.12

                                                  _______    _______    _______    _______         _______          _______

   Distributions:

   Dividends from investment income--net            (.56)      (.59)      (.59)      (.60)           (.35)            (.66)

   Dividends from net realized gain on
       investments                                  (.01)      (.06)        --       (.04)             --             (.12)

   Dividends in excess of net realized gain
       on investments                                --         --           --      (.01)            --              --

                                                  _______    _______    _______    _______         _______          _______

   Total Distributions                              (.57)      (.65)      (.59)      (.65)           (.35)            (.78)

                                                  _______    _______    _______    _______         _______          _______

   Net asset value, end of period                 $12.99      $12.77     $12.65     $12.71          $12.59           $13.04

                                                  _______  _______  _______  _______   _______      _______

                                                  _______    _______    _______    _______         _______          _______

TOTAL INVESTMENT RETURN(5)                         6.32%        6.17%      4.23%      6.39%           (.80)%(7)        9.00%

RATIO/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets          .77%         .75%       .75%       .75%            .57%(6,8)        .46%(8)

   Ratio of net investment income
       to average net assets                       4.33%        4.60%      4.62%      4.83%           4.66%(6)         5.11%

   Portfolio Turnover Rate                        17.38%       15.00%     43.43%     32.00%          13.00%(7)        32.00%

   Net Assets, end of period (000's Omitted)      $1,966      $2,043     $2,106     $2,340           $2,922          $2,100

---------

(1) On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994 the Retail and Institutional Classe were reclassified as a single class of shares known as the Investor shares. Effective October 17, 1994, the Investor Class was redesignated Class A shares. The Financial Highlights for the year ended June 30, 1995 are based upon a Class A (formerly Investor shares) outstanding. The amounts shown for the period ended June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994 and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior years is based upon a Retail share outstanding.

(2) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund' s investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(3) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and, for the year ended November 30, 1993 were $.28 and $.42, respectively.

(5) Exclusive of sales load.

(6) Annualized.

(7) Not annualized.

(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the period ended June 30, 1994 and, for the year ended November 30, 1993 were 1.51% and 2.32%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                         Class B Shares                 Class C Shares

                                                      ___________________________   ___________________________      ________

                                                                                                                      Period

                                                                                                                      Ended

                                                         Year Ended June 30,           Year Ended June 30,           June 30,

                                                      ___________________________     _______________________________  _______

PER SHARE DATA:                                       1998       1997      1996(1)     1998      1997       1996      1995(1)

                                                     _______    _______    _______    _______   _______    _______    _______
Net asset value, beginning of period                 $12.78     $12.66     $12.71     $12.80    $12.68     $12.71     $12.21

                                                     _______    _______    _______    _______   _______    _______    _______

   Investment Operations:
   Investment income--net                               .50        .52        .54        .50       .52        .54        .28

   Net realized nd unrealized gain (loss)
       on investments                                   .23        .18       (.05)       .23       .18       (.03)       .49

                                                     _______    _______    _______    _______   _______    _______    _______

   TOTAL FROM INVESTMENT OPERATIONS                     .73        .70        .49        .73       .70        .51        .77

                                                     _______    _______    _______    _______   _______    _______    _______

   Distributions:

   Dividends from investment income--net               (.50)      (.52)      (.54)       (.50)     (.52)     (.54)      (.27)

   Dividends from net realized gain on
       investments                                     (.01)      (.06)        --        (.01)     (.06)       --        --

                                                     _______    _______    _______    _______   _______    _______    _______

   Total Distributions                                 (.51)      (.58)      (.54)       (.51)     (.58)     (.54)      (.27)

                                                     _______    _______    _______    _______   _______    _______    _______

   Net asset value, end of period                    $13.00     $12.78      $12.66     $13.02    $12.80     $12.68     $12.71

                                                     =======    =======    =======    =======   =======    =======    =======


TOTAL INVESTMENT RETURN(2)                            5.79%      5.64%       3.85%       5.78%     5.63%      4.02%      6.39%(3)

RATIO/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets            1.27%      1.25%       1.25%       1.28%     1.25%      1.25%      1.25%(4)

   Ratio of net investment income
       to average net assets                          3.80%      4.09%       3.97%       3.77%     4.08%      4.15%      4.34%(4)

   Portfolio Turnover Rate                           17.38%     15.00%      43.43%      17.38%    15.00%     43.43%     32.00%

   Net Assets, end of period (000's Omitted)          $262       $118        $120        $214       $84        $52        $68
--------------

(1) The Fund commenced selling Class B and Class C shares on December 28, 1994.

(2) Exclusive of sales load.

(3) Not annualized.

(4) Annualized.














                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS (CONTINUED)

  Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                      Class R Shares
                                                 _____________________________________________________________________________

                                                                                      Period Ended  Period Ended

                                                           Year Ended June 30,          June 30,     November 30,

                                                 __________________________________________

PER SHARE DATA:                                    1998      1997     1996    1995(1)   1994(1,2)     1993(3)

                                                  _______  _______  _______  _______    _______      _______
   Net asset value, beginning of period            $12.76   $12.65   $12.71   $12.59     $13.04       $12.85

                                                  _______  _______  _______  _______    _______      _______

   Investment Operations:
   Investment income--net                            .59      .62      .63      .64         .37(4)      .57(4)

   Net realized and unrealized gain (loss)
       on investments                                .23      .17     (.06)     .17        (.45)        .31

                                                  _______  _______  _______  _______    _______      _______

   TOTAL FROM INVESTMENT OPERATIONS                  .82      .79      .57      .81        (.08)        .88

                                                  _______  _______  _______  _______    _______      _______

   Distributions:

   Dividends from investment income--net            (.59)    (.62)    (.63)    (.64)       (.37)        (.57)

   Dividends from net realized gain on
       investments                                  (.01)    (.06)      --     (.04)         --         (.12)

   Dividends in excess of net realized gain
       on investments                               --        --       --      (.01)         --           --

                                                  _______  _______  _______  _______    _______      _______

   Total Distributions                               (.60)   (.68)    (.63)    (.69)       (.37)       (.69)

                                                  _______  _______  _______  _______    _______      _______

   Net asset value, end of period                  $12.98   $12.76   $12.65   $12.71     $12.59       $13.04

                                                  _______  _______  _______  _______    _______      _______


TOTAL INVESTMENT RETURN(5)                           6.59%    6.34%    4.49%    6.65%      (.67%)(7)    6.95%(7)

RATIO/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets            .52%     .50%     .50%     .50%       .29%(6,8)     .25%(6,8)

   Ratio of net investment income
       to average net assets                         4.58%    4.85%    4.87%    5.08%      4.94%(6)      5.20%(6)

   Portfolio Turnover Rate                          17.38%   15.00%   43.43%   32.00%     13.00%(7)      32.00%

   Net Assets, end of period (000's Omitted)       $6,196   $5,372   $4,060   $2,844     $2,388         $2,542

---------

(1) Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund' s investment manager. From April 4, 1994 through October 16, 1994, Mellon Bank, N.A. served as the Fund's investment manager. Prior to April 4, 1994, The Boston Company Advisors, Inc. served as the Fund's investment adviser.

(2) The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30.

(3) The  Fund  commenced  selling  Investment Class shares on February 1, 1993.
    Effective April 4, 1994 the Investment Class was reclassified as the Trust shares. Effective October 17, 1994 Trust shares were redesignated Class R shares. The table above is based upon a Investment share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.

(4) Net investment income per share before waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were $.30 and $.36, respectively.

(5) Exclusive of sales load.

(6) Annualized.

(7) Not annualized.

(8) Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment adviser and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November 30, 1993 were 1.23% and 2.22%, respectively.

                      SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

  Dreyfus Premier Limited Term New York Municipal Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Trust") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering seven series including the Fund. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank")
 .

  Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of shares of Beneficial Interest in the following classes of shares: Class A, Class B, Class C and Class R. Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ) and a service fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales load or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

  Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

  The Fund' s financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results may differ from estimates.

  (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (C) CONCENTRATION OF RISK: The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

  (D) DISTRIBUTIONS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

  (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

  (A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Trustees (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Trustees (including counsel) . Each trustees receives $27,000 per year, $1,000 for each Board meeting attended and $750 for each Audit Committee meeting attended and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional annual fee of $25,000 per year. These fees pertain to the following funds: The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust. (The $1,000 attendance fee and reimbursement of meeting expenses are also borne pro rata by Dreyfus High Yield Strategies Fund). These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Trust directly to the non-interested Trustees, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Trustees.

  (B) DISTRIBUTION AND SERVICE PLAN: The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of its average daily net assets attributable to its Class A shares to compensate the Distributor and Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for activities and expenses primarily intended to result in the sale of Class A shares. Under the Plan, Class B and Class C may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B shares and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1, under which the Class B shares and Class C shares pays Dreyfus Service Corporation or the Distributor for providing certain services to the holders of Class B and Class C shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares. Class R DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  shares bear no distribution or service fee. During the period ended June 30, 1998, Class A, Class B and Class C shares were charged $5,091, $1,247 and $628, respectively, pursuant to the Plan and Class B and Class C were charged $623 and $314, respectively, pursuant to the service plan.

  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Trustees who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

NOTE 3--SECURITIES TRANSACTIONS:

The aggregate amount of purchase and sales of investment securities, excluding short-term securities, during the period ended June 30, 1998, amounted to $2,329,935 and $1,512,223, respectively.

  At June 30, 1998, accumulated net unrealized appreciation on investments was $355,766, consisting of $357,111 gross unrealized appreciation and $1,345 gross unrealized depreciation.

  At June 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--BANK LINE OF CREDIT:

  The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (" Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 1998, the Fund did not borrow under the Facility.

NOTE 5--SUBSEQUENT EVENT:

On September 15, 1998, shareholders of Dreyfus Premier Limited Term California Municipal Fund and Dreyfus Premier Limited Term New York Municipal Fund will vote on a proposed merger into Dreyfus Premier Limited Term Municipal Fund. If approved, the merger will be effective shortly thereafter and the Trust will be offering five series.

DREYFUS PREMIER LIMITED TERM NEW YORK MUNICIPAL FUND
-----------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS

THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS:

  We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term New York Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30,
1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 1993 were audited by other auditors whose report thereon, dated January 18, 1994, expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term New York Municipal Fund of The Dreyfus/Laurel Tax-Free Municipal Funds as of June 30, 1998, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                 KPMG Peat Marwick LLP


New York, New York

August 13, 1998

IMPORTANT TAX IMFORMATION (UNAUDITED)

  In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended June 30, 1998:

  --all the dividends paid from investment income-net are "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

  --the Fund hereby designates $.0046 per share as a long-term capital gain distribution (of which 6.52% is subject to the 20% maximum Federal tax rate) of the $.0143 per share paid on December 4, 1997.

  As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 1998 calendar year on Form 1099-DIV which will be mailed by January 31, 1999.


DREYFUS PREMIER LIMITED TERM

NEW YORK MUNICIPAL FUND

200 Park Avenue

New York, NY 10166

MANAGER

The Dreyfus Corporation

200 Park Avenue

New York, NY 10166

CUSTODIAN

Mellon Bank, N.A.

One Mellon Bank Center

Pittsburgh, PA 15258

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Dreyfus Transfer, Inc.

P.O. Box 9671

Providence, RI 02940











Printed in U.S.A.                                          348/648AR986

                                 ANNUAL REPORT
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                                DREYFUS PREMIER

                                 LIMITED TERM

                                   NEW YORK

                                MUNICIPAL FUND
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                                 JUNE 30, 1998

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